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                                                                    EXHIBIT 23.2

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 1, 1996, in Amendment No. 4 to the Registration Statement (Form S-1 No. 33-96952) and related Prospectus of Administaff, Inc. for the registration of 3,000,000 shares of its common stock.


                                          /s/  ERNST & YOUNG LLP

                                          ERNST & YOUNG LLP

Houston, Texas

January 3, 1997